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                                                                  Exhibit 10.8

                       WAIVER TO 364-DAY CREDIT AGREEMENT

     THIS WAIVER TO 364-DAY CREDIT AGREEMENT (this "Waiver") is made as of the 26th day of June, 2000, by THOMAS & BETTS CORPORATION (the "Borrower"), WACHOVIA BANK, N.A., as Agent (the "Agent"), and the Banks identified on the signature pages to this Waiver (the "Banks").

                                    RECITALS:

     The Borrower, the Agent and the Banks are party to an Amended and Restated 364-Day Credit Agreement dated as of June 30, 1999 (the "Credit Agreement"). Capitalized terms used but not defined in this Waiver shall have the respective meanings set forth in the Credit Agreement.

     The Borrower has requested that the Agent and the Banks execute this Waiver on the terms set forth herein.

     NOW, THEREFORE, the Borrower, the Agent and the Banks executing this Waiver hereby agree as follows:

     1. Notwithstanding anything to the contrary set forth in the Credit Agreement, (a) any breach by the Borrower of Section 5.07 (Operating Cash Flow Ratio) of the Credit Agreement for the period from and including July 2, 2000 through and including the earlier of (i) August 15, 2000 and (ii) the day which is three (3) Domestic Business Days following the date on which the Tyco Transaction is consummated (the "Waiver Period") is hereby waived and any Default or Event of Default arising solely by reason of any such breach during the Waiver Period is hereby waived, (b) in the event that the Tyco Transaction is consummated prior to August 16, 2000, for all periods from and after August 16, 2000, compliance by the Borrower with Section 5.07 of the Credit Agreement shall be determined as if the Tyco Transaction, and the application of the net proceeds received by the Borrower in respect of the Tyco Transaction to the repayment of Debt, had occurred during the fiscal quarter ended July 2, 2000, and (c) on or before August 16, 2000, the Borrower shall deliver to each of the Banks financial statements of the type required by Section 5.1(b) of the Credit Agreement for the period ended July 2, 2000, together with a Compliance Certificate setting forth in reasonable detail calculations required to establish whether the Borrower was in compliance with Section 5.07 of the Credit Agreement for the period ended July 2, 2000 (with such calculations being made consistent with clause (b) of this paragraph). As used herein, "Tyco Transaction" shall mean the sale by the Borrower and its Subsidiaries of its Electronics Original Equipment Manufacturing ("OEM") business to TYCO Group S.A.R.L., a Luxembourg subsidiary of Tyco Group International for a purchase price of $750,000,000, payable in cash.

     2. The Borrower hereby agrees with the Agent and the Banks that any failure by the Borrower to comply with clause (c) of paragraph 1 of this Waiver shall constitute an Event of Default under the Credit Agreement.


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     3.   Except for the Waiver set forth above, the text of the Credit
Agreement shall remain unchanged and in full force and effect.

     4. This Waiver may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same instrument.

     5. This Waiver shall be construed in accordance with and governed by the laws of the State of New York.

     6. This Waiver shall become effective upon execution and delivery hereof by the Borrower, the Agent and those Banks constituting the Required Banks.

     IN WITNESS WHEREOF, the parties have executed and delivered, or have caused their respective duly authorized officers or representatives to execute and deliver, this Waiver as of the day and year first above written.




                                   THOMAS & BETTS CORPORATION


                                   By:
                                        ----------------------------------
                                             Tom C. Oviatt
                                   Title:    Treasurer


                                   WACHOVIA BANK, N.A. AS AGENT AND A BANK


                                   By:
                                        ----------------------------------
                                   Title:


                                   BANK OF AMERICA, N.A.


                                   By:
                                        ----------------------------------
                                   Title:





                                   ABN AMRO BANK N.V.


                                       2
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                                   By:
                                        ----------------------------------
                                   Title:


                                   By:
                                        ----------------------------------
                                   Title:


                                   THE BANK OF NOVA SCOTIA


                                   By:
                                        ----------------------------------
                                   Title:


                                   CIBC, INC.


                                   By:
                                        ----------------------------------
                                   Title:


                                   DEUTSCHE BANK AG, NEW YORK
                                   AND/OR CAYMAN ISLANDS BRANCHES


                                   By:
                                        ----------------------------------
                                   Title:


                                   By:
                                        ----------------------------------
                                   Title:


                                   FIRST UNION NATIONAL BANK


                                   By:
                                        ----------------------------------
                                   Title:



                                   SUNTRUST BANK


                                       3
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                                   By:
                                        ----------------------------------
                                   Title:

                                   THE NORTHERN TRUST COMPANY


                                   By:
                                        ----------------------------------
                                   Title:


                                   BANCA NAZIONALE DEL LAVORO S.P.A.,
                                   NEW YORK BRANCH


                                   By:
                                        ----------------------------------
                                   Title:


                                   By:
                                        ----------------------------------
                                   Title:


                                   THE BANK OF NEW YORK


                                   By:
                                        ----------------------------------
                                   Title:


                                   BANK OF TOKYO-MITSUBISHI
                                   TRUST COMPANY


                                   By:
                                        ----------------------------------
                                   Title:


                                   AMSOUTH BANK


                                   By:
                                        ----------------------------------
                                   Title:
                                   KBC BANK N.V.


                                       4
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                                   By:
                                        ----------------------------------
                                   Title:


                                   By:
                                        ----------------------------------
                                   Title:


                                   THE SUMITOMO BANK, LTD.


                                   By:
                                        ----------------------------------
                                   Title:


                                   UNION PLANTERS BANK, N.A.


                                   By:
                                        ----------------------------------
                                   Title:



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